SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of registrant as specified in charter)

Nevada	333-179079	27-4453740
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices and zip code)

(805) 583-4302

(registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.

Arrangements with Bellridge Capital

Securities Purchase Agreement. On December 22, 2017, Airborne Wireless Network (the “Company”) entered into a Securities Purchase Agreement (the “Bellridge SPA”) with Bellridge Capital, LP (“Bellridge”) providing for the purchase of two or more 8% Convertible Redeemable Notes in the aggregate principal amount of $1,100,000 (the “Bellridge Notes”). The Company received payment of $467,500, net of an original issue discount (“OID”) of 10% and less $27,500 in certain expenses of Bellridge the Company agreed to pay, for the first two Bellridge Notes. The Bellridge SPA provides that the Company will issue and sell to Bellridge one or more additional promissory notes with an aggregate principal amount of up to the remaining $550,000, in substantially the same form as the initial two Bellridge Notes, within 90 days of the date of the Bellridge SPA, upon the mutual agreement of both parties.

The Bellridge SPA contains customary representations and warranties, including representations from Bellridge regarding its status as an “accredited investor” and its investment purpose, and representations from the Company regarding its organization, capitalization, financial statements and ability to conduct its business, among other things. The Bellridge SPA provides that the Company shall indemnify Bellridge for all losses, liabilities, damages and expenses incurred by it in connection with (i) any breach of any representation, warranty or covenant by the Company and (ii) any litigation brought by any stockholders of the Company.

Pursuant to the terms of the Bellridge SPA, the Company issued 181,500 shares of its common stock as additional consideration to Bellridge in connection with the agreement of Bellridge to purchase the Bellridge Notes. The Company also granted piggy-back registration rights to Bellridge with respect to such shares and any shares issued upon conversion of the Bellridge Notes such that if the Company files a registration statement for the issuance and sale of any of its securities (other than an amendment to the registration statement originally filed by the Company on August 31, 2017), then Bellridge’s shares must be included in the offering registered under that registration statement. The Bellridge SPA also contains a restriction that restricts the Company from issuing any additional convertible securities for 90 days (other than under circumstances in which the proceeds of such issuance are used to redeem the Bellridge Notes) following the closing of the sale of the Bellridge Notes, provided, that if the Company does issue additional convertible securities, then the conversion price discount and prepayment premium under each Bellridge Note will increase by 15%.

There is no material relationship between the Company or its affiliates and Bellridge other than in respect of the Bellridge SPA and the Bellridge Notes. This description of the Bellridge SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the Bellridge SPA, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Promissory Notes. The initial two Bellridge Notes have a maturity date of December 22, 2018, and bear interest at a rate of 8% per annum. Under the Bellridge Notes, the Company pays accrued interest in shares of its common stock upon the receipt of notice (with or without a conversion of the principal balance) given by Bellridge at any time after six months have passed since the payment of the purchase price for an applicable Bellridge Note, with the number of shares to be issued determined in accordance with the conversion formula described below. In addition to the terms and conditions described above, the Bellridge Notes contain customary events of default and provide that the Company will be in default if the Company ceases to be current in its filings with the Securities and Exchange Commission, ceases operations, becomes subject to a money judgment in excess of $25,000 (which is not paid, vacated or stayed within 15 days) or experiences a change in its board of directors such that the majority of the members of the board of directors on the date of sale of the Bellridge Notes cease serving on the board. Upon an event of default, in addition to customary remedies, the default interest rate shall be 24% and upon a breach of the obligation to issue shares upon conversion of a Bellridge Note, the Company shall be required to pay penalties in the amount of $250 per day, increasing to $500 per day after the 10th day if such conversion shares are not issued. Upon the occurrence of certain other events of default, the principal balance of the applicable Bellridge Note will be increased by 50%.

Bellridge also has the right at any time after the issuance date of the Bellridge Notes to convert all or a portion of the outstanding and unpaid principal amount under the Bellridge Notes and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events.

The Company may prepay each Bellridge Note during the first 180 days that such Bellridge Note is outstanding, but only by: (i) paying 120% of the outstanding principal balance in addition to accrued interest, if the Company exercises this right during the first 90 days that such Bellridge Note is outstanding; or (ii) paying 130% of the outstanding principal balance in addition to accrued interest, if the Company exercises this right during the period beginning on the 91st day following the issue date of the Bellridge Note and ending on the date that is 180 days following the issue date of the Bellridge Note. The Bellridge Notes may not be prepaid after the 180th day that the Bellridge Notes have been outstanding.

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The Bellridge Notes were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Bellridge also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the Bellridge Notes does not purport to be complete and is qualified in its entirety by reference to the terms of the Bellridge Notes, which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by this reference.

Note Payable to Einstein Investments LLC

On December 22, 2017, the Comany issued and sold a Convertible Promissory Note (the “Einstein Note”) to Einstein Investments LLC (“Einstein”). The aggregate principal amount of the Einstein Note is $109,725, for which the Company received $95,000 net of an OID and a deduction of $4,750 to reimburse Einstein for its legal expenses incurred in connection with the preparation and negotiation of the Einstein Note and related documents.

Pursuant to the terms of the Einstein Note, the Company issued 42,222 shares of its common stock as a commitment fee to Einstein in connection with the agreement of Einstein to purchase the Einstein Note. The Einstein Note has a maturity date of September 22, 2018 and bears interest at a rate of 12% per annum. The Einstein Note contains customary events of default and provides that the Company will be in default if a majority of the members of the board of directors of the Company as of the issue date of the Einstein Note cease serving as directors, the Company ceases to be current in its filings with the Securities and Exchange Commission or the Company’s stock fails to maintain certain trading price and volume requirements. Upon an event of default, in addition to customary remedies, the default interest rate will be 24% and upon a breach of the obligation to issue shares upon conversion of the Einstein Note, the Company shall be required to pay penalties in the amount of $500 per day, increasing to $1,000 per day after the 10th day if such conversion shares are not issued. Upon the occurrence of certain events of default, the principal balance of the Einstein Note will be increased by 20% or 50%.

The Company also granted registration rights to Einstein with respect to any shares issued upon conversion of the Einstein Note and the shares issued to Einstein upon entry into the Einstein Note such that if the Company files a registration statement for the issuance and sale of any of its securities (other than an amendment to the registration statement filed by the Company on August 31, 2017), then Einstein’s shares must be included in the offering registered under that registration statement. The Einstein Note also provides that if at any time the Einstein Note is outstanding the Company issues any security with terms more favorable to the holders of such security than the terms of the Einstein Note are to the holder of the Einstein Note, then those more favorable terms will, at the option of the holder of the Einstein Note, become part of the Einstein Note.

Einstein also has the right at any time after the date that is six months after the issue date of the Einstein Note to convert all or any portion of the outstanding and unpaid principal amount under the Einstein Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is also subject to adjustment upon the occurrence of certain events.

The Company may prepay the Einstein Note during the first 180 days that the Einstein Note is outstanding, but only by: (i) paying 120% of the outstanding principal balance and accrued interest, if the Company exercises this right during the first 90 days that the Einstein Note is outstanding, or (ii) paying 130% of the outstanding principal balance and accrued interest, if the Company exercises this right during the period beginning on the 91st day following the issue date of the Einstein Note and ending on the date that is 180 days following the issue date of the Einstein Note. The Einstein Note cannot be prepaid once it has been outstanding for more than 180 days.

There is no material relationship between the Company or its affiliates and Einstein other than in respect of the Einstein Note and the previously disclosed note sale transaction between the Company and Einstein. The Einstein Note was offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Einstein also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the Einstein Note does not purport to be complete and is qualified in its entirety by reference to the terms of the Einstein Note, which is attached hereto as Exhibit 4.3 and is incorporated herein by this reference.

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Agreements with Lucas Hoppel

Securities Purchase Agreement – Lucas Hoppel. On December 22, 2017, the Company entered into a Securities Purchase Agreement (the “Hoppel SPA”) with Lucas Hoppel, an individual, providing for the purchase by Mr. Hoppel of a Promissory Note in the principal amount of $86,250 (the “Hoppel Note”), for which the Company received $75,000, net of OID, and the issuance by the Company to Mr. Hoppel of a warrant to purchase common stock (the “Warrant”). There is no material relationship between the Company or its affiliates and Mr. Hoppel other than in respect of the Hoppel SPA, the Hoppel Note and the Warrant and the previously disclosed transaction between the Company and Mr. Hoppel under which Mr. Hoppel purchased a convertible promissory note and a warrant to purchase common stock.

This description of the Hoppel SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the Hoppel SPA, which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Promissory Note – Lucas Hoppel. The maturity date of the Hoppel Note is the earlier of May 22, 2018 and the closing of any financing consummated by the Company under an effective registration statement on Form S-1, and bears no interest. In addition to the terms and conditions described above, the Hoppel Note contains customary events of default and provides that the Company will be in default if the Company ceases to be current in its filings with the Securities and Exchange Commission. Upon an event of default, the outstanding balance immediately increases to 120% of the outstanding balance.

Mr. Hoppel also has the right at any time to convert all or a portion of the outstanding and unpaid principal amount of the Hoppel Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount outstanding to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events. The Hoppel Note also provides that if at any time the Hoppel Note is outstanding the Company issues any security with terms more favorable to the holders of such securities than the terms of the Hoppel Note are to the holder of the Hoppel Note, then those more favorable terms will, at the option of the holder of the Hoppel Note, become part of the Hoppel Note.

The Hoppel Note was offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Hoppel Note does not purport to be complete and is qualified in its entirety by reference to the terms of the Hoppel Note, which is attached hereto as Exhibit 4.4 and incorporated herein by this reference.

Warrant – Lucas Hoppel. In connection with the entry into the Hoppel SPA and the issuance of the Hoppel Note, the Company issued a warrant to purchase shares of its common stock to Mr. Hoppel for no additional consideration. The Warrant entitles Mr. Hoppel to purchase 18,000 shares of the Company’s common stock at an exercise price of $1.75 per share and may also be exercised on a cashless basis if the per-share market price of the Company’s common stock is greater than the exercise price for one share of the Company’s common stock. The Warrant is immediately exercisable by the holder at any time, and from time to time, until the fifth anniversary of the issue date. The terms of the Warrant provide that the exercise price of the Warrant, and the number of shares of common stock for which the Warrant may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits, consolidations, combinations, reclassifications or similar events.

The Warrant, and the shares of common stock issuable upon exercise of the Warrant, were and will be, respectively, issued in a transaction exempt from registration under Section 4(a)(2) of the Securities Act, and therefore, neither the Warrant nor the shares issued upon exercise of the Warrant may be transferred except under an effective registration statement under the Securities Act or pursuant to an exemption from registration.

This description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the terms of the Warrant, which is attached hereto as Exhibit 10.3 and incorporated herein by this reference.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
4.1	8% Convertible Promissory Note due December 22, 2018, Note No. 1, issued by Airborne Wireless Network to Bellridge Capital, LP
4.2	8% Convertible Promissory Note due December 22, 2018, Note No. 2, issued by Airborne Wireless Network to Bellridge Capital, LP
4.3	Convertible Promissory Note due September 22, 2018, issued by Airborne Wireless Network to Einstein Investments, LLC
4.4	Promissory Note due May 22, 2018, issued by Airborne Wireless Network to Lucas Hoppel
10.1	Securities Purchase Agreement, dated December 22, 2017, by and between Airborne Wireless Network and Bellridge Capital LP
10.2	Securities Purchase Agreement, dated December 22, 2017, between Airborne Wireless Network and Lucas Hoppel
10.3	Warrant to Purchase Shares of Common Stock, dated December 22, 2017, issued by Airborne Wireless Network to Lucas Hoppel

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: December 29, 2017	/s/ J. Edward Daniels
J. Edward Daniels
President, Treasurer and Secretary

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